UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017

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CHINA GEWANG BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

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Nevada	0-54451	42-1769584
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Floor 29, No. 334, Huanshi East Road, Yuexiu District, Guangzhou City

Guangdong Province, P.R. China

(Address of Principal Executive Office) (Zip Code)

86-024-2397-4663

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined  in  Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.01	Chang in Control of Registrant

Through three documents each titled "Authorization" executed in January and May of 2016, Han Xu acquired voting control over 25,471,500 shares of the Registrant's common stock, representing 34% of the outstanding shares, owned of record by Hong Kong Quansheng Holding Management Co., Limited (10,000,000 shares), Hong Kong Nuoxin Investment Management Co., Limited (7,500,000 shares), Jun Wen (5,000,000 shares) and Xiuqin Jiang (2,971,500 shares).

On May 15, 2017 each of those record holders executed a Termination of Authorization terminating Han Xu's voting control over their shares. Therefore Han Xu has ceased to be a control person with respect to the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

China Gewang Biotechnology, Inc.

Date: May 16, 2017	By:	/s/ Li Wang
Li Wang, Chief Executive Officer